UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2014

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Union Boulevard, Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2014, Dr. James G. Clark resigned from his position as Vice President of Exploration of Rare Element Resources Ltd. (the “Registrant”) and transitioned to a part-time advisory and consulting role for Rare Element Resources, Inc. (the “Company”), a Wyoming corporation and wholly owned subsidiary of the Registrant.

Dr. Clark’s employment agreement with the Company dated October 1, 2011, filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, was terminated with no further obligations by either party thereunder.  However, the Company has agreed to pay for COBRA coverage for Dr. Clark’s spouse, if eligible and duly elected, for 12 months beginning in February 2014.

On January 31, 2014, the Company entered into a Professional Services Agreement (the “Agreement”) with Applied Petrographics, of which Dr. Clark is the principal, effective as of February 1, 2014.  Under the terms of the Agreement, Dr. Clark will perform various professional consultancy services in geology, metallurgy and related areas, including with respect to the Bear Lodge project.  Dr. Clark shall be compensated at a rate of $18,000 per month, which shall include seven full days of consulting time per month.  Any additional time approved by the Company and completed by Dr. Clark will be billed at $1,000 per day.  The Agreement shall terminate on January 31, 2015, subject to (i) the mutual agreement of the parties to extend the term of the Agreement for successive six-month periods, (ii) the termination of the Agreement by Dr. Clark with thirty days’ written notice, or (iii) the termination of the Agreement by the Company upon a material breach of the Agreement by Dr. Clark.  The Company will reimburse Dr. Clark for certain expenses incurred in connection with services performed under the Agreement.  In addition, Dr. Clark agreed to ensure the confidentiality of proprietary information of the Company obtained pursuant to the Agreement.

Item 7.01

Regulation FD Disclosure

On February 3, 2014, the Registrant issued a press release announcing the resignation of Dr. Clark as Vice President of Exploration of the Registrant and the transition to his role as a consultant of the Company.  A copy of the press release is attached to this report as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press Release dated February 3, 2014 (a)

(a)

The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 04, 2014

RARE ELEMENT RESOURCES LTD.

        /s/ Kelli C. Kast

By:

Name:

Kelli C. Kast

Title:

Vice President, General Counsel, and

Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated February 3, 2014 (a)

(a)

The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

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